Exhibit T3E.2
TO BE USED BY HOLDERS AND BENEFICIAL OWNERS
LETTER OF TRANSMITTAL
Vitro, S.A.B. de C.V.
Offer to Purchase and Offer to Exchange and Consent Solicitation Relating to
$300,000,000 Aggregate Principal Amount of 8.625% Senior Notes due 2012,
$216,000,000 Aggregate Principal Amount of 11.75% Senior Notes due 2013 and
$700,000,000 Aggregate Principal Amount of 9.125% Senior Notes due 2017
The Depositary for the Tender Offer is:
D.F. King & Co., Inc.
By Registered or Certified Mail,
by Hand or by Overnight Courier
48 Wall Street - 22nd Floor
New York, New York 10005
By Facsimile (for Eligible Institutions only): (212) 809-8838
Attn: Elton Bagley
For Confirmation: (212) 493-6996
Banks and Brokers call: (212) 269-5550
All others call toll free: (800) 431-9633

The Exchange Agent for the Exchange Offer and Consent Solicitation is:	The Information Agent for the Exchange Offer and Consent Solicitation is:

D.F. King & Co., Inc. By Registered or Certified Mail, by Hand or by Overnight Courier	D.F. King & Co., Inc. By Registered or Certified Mail, by Hand or by Overnight Courier

48 Wall Street - 22nd Floor New York, New York 10005	48 Wall Street - 22nd Floor New York, New York 10005

By Facsimile (for Eligible Institutions only): (212) 809-8838	Banks and Brokers call: (212) 269-5550
Attn: Elton Bagley For Confirmation: (212) 493-6996	All others call toll free: (800) 431-9633 vitro@dfking.com
     DTC Participants who have questions regarding completing this Letter of Transmittal should contact the Depositary or the Information and Exchange Agent, as applicable.

THE TENDER OFFER AND THE EXCHANGE OFFER AND CONSENT SOLICITATION EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON DECEMBER 1, 2010, UNLESS EXTENDED BY US (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”). ANY TENDER OF OLD NOTES IN THE TENDER OFFER PROVIDED AFTER THE DATE OF THE STATEMENT IS IRREVOCABLE AND MAY NOT BE WITHDRAWN AND ANY EXCHANGE OF OLD NOTES AND CONSENTS PROVIDED IN THE EXCHANGE OFFER AND CONSENT SOLICITATION AFTER THE DATE OF THE STATEMENT ARE IRREVOCABLE AND MAY NOT BE WITHDRAWN, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE STATEMENT.

          Capitalized terms used but not defined herein have the meanings given to them in the solicitation statement dated November 1, 2010 (as the same may be amended or supplemented from time to time, the “Statement”) of Vitro, S.A.B. de C.V. (the “Company”).
          DELIVERY OF THIS LETTER OF TRANSMITTAL (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE “LETTER OF TRANSMITTAL”) OTHER THAN AS SET FORTH HEREIN WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE IT IS COMPLETED.
          The terms of the Tender Offer (as defined below) and the Exchange Offer and Consent Solicitation (as defined below) set forth in the Statement, including under “The Tender Offer,” “The Exchange Offer and Consent Solicitation,” “Certain U.S. Federal Income Tax Considerations” and “Material Mexican Federal Tax Considerations,” are incorporated herein by reference and form part of the terms and conditions of this Letter of Transmittal.
          By execution hereof, the undersigned acknowledges receipt of the Statement and this Letter of Transmittal.
(1)	The Company and Administración de Inmeubles Vitro, S.A. de C.V. (“AIV”), a wholly-owned subsidiary of the Company, are offering, upon the terms and subject to the conditions set forth in the Statement and this Letter of Transmittal, to purchase for cash (the “Tender Offer”) the Company’s 11.75% Senior Notes due 2012 (the “2012 Notes”), the 11.75% Senior Notes due 2013 (the “2013 Notes”) and the 9.125% Senior Notes due 2017 (the “2017 Notes” and, together with the 2012 Notes and the 2013 Notes, the “Old Notes”).

(2)	The Company is proposing, upon the terms and subject to the conditions set forth in the Statement and this Letter of Transmittal, an exchange offer and solicitation of consents (the “Exchange Offer and Consent Solicitation”) to an in-court restructuring, from holders of Restructured Debt (as described in the Statement), including beneficial owners of the Old Notes (the “Beneficial Owners”), registered holders and their duly designated proxies, including participants in The Depository Trust Company (“DTC”) whose names are shown on a security position listing as owners of the Old Notes (the “DTC Participants”), as of 5:00 pm, New York City time, on November 1, 2010 (the “Record Date”).
          The Tender Offer and the Exchange Offer and Consent Solicitation are not being made to, nor will tenders of Old Notes in the Tender Offer or exchanges of Old Notes in the Exchange Offer and Consent Solicitation be accepted from or on behalf of, holders in any jurisdiction in which the making or acceptance of the Tender Offer and the Exchange Offer and Consent Solicitation would not be in compliance with the laws of such jurisdiction.
          To validly participate in the Tender Offer and/or the Exchange Offer and Consent Solicitation, DTC Participants must (i) deliver Old Notes by means of book-entry transfer into the applicable DTC account of the Depositary or the Information and Exchange Agent, as applicable, (ii) transmit electronic confirmation through ATOP (as described below), whereby an Agent’s Message (as described below) will be sent to the Depositary or the Information and Exchange Agent, as applicable, and (iii) deliver a separate executed, notarized and apostilled and properly completed Letter of Transmittal and other required documentation to the Depositary or the Information and Exchange Agent, as applicable.
          Additionally, in the case of DTC Participants instructed to tender Old Notes in the Tender Offer and have such Old Notes that are tendered but not accepted in the Tender Offer be exchanged in the Exchange Offer and Consent Solicitation and DTC Participants instructed to exchange Old Notes in the Exchange Offer and Consent Solicitation, both (A) a duly executed and notarized Power of Attorney (as defined below), in the form attached to this Letter of Transmittal as Schedule I.A, I.B or I.C, as applicable, with blanks therein to be completed by the DTC Participant and (B) a properly executed and notarized signature to the Concurso Plan attached to this Letter of Transmittal as Schedule II, must be received by the Depositary or the Information and Exchange Agent, as applicable, at its addresses set forth herein, on or prior to the Expiration Time.
          The Tender Offer and the Exchange Offer and Consent Solicitation are being conducted using DTC’s Automated Tender Offer Program (“ATOP”). Accordingly, DTC Participants holding Old Notes through

DTC should note that before completing, executing and delivering this Letter of Transmittal, DTC Participants must tender their Old Notes in the Tender Offer and exchange their Old Notes in the Exchange Offer and Consent Solicitation in accordance with DTC’s ATOP procedures. Since all Old Notes must be tendered or exchanged by book-entry transfer to the applicable DTC account of the Depositary or the Information and Exchange Agent, as applicable, the Beneficial Owner’s bank, broker, dealer, trust company, or other nominee must execute the tender or exchange through ATOP. Financial institutions that are DTC Participants must execute tenders and exchanges through ATOP by transmitting acceptance of the Tender Offer and/or the Exchange Offer and Consent Solicitation to DTC on or prior to the Expiration Time.
          DTC will verify acceptance of the Tender Offer and/or the Exchange Offer and Consent Solicitation, execute a book-entry transfer of the tendered Old Notes into the applicable DTC account of the Depositary or the Information and Exchange Agent, as applicable, and send to the Depositary or the Information and Exchange Agent, as applicable, a “book-entry confirmation,” which shall include a message (the “Agent’s Message”) transmitted by DTC to and received by the Depositary or the Information and Exchange Agent, as applicable, and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a DTC Participant tendering or exchanging Old Notes that the DTC Participant has received and agrees to be bound by the terms of the Letter of Transmittal as a signatory thereof and that the Company, AIV (if applicable) and their transferees may enforce such agreement against the DTC Participant.
          This Letter of Transmittal must be properly executed, notarized and, if executed outside Mexico, must be: (1) authenticated by either (i) an apostille under the terms of the Hague Convention Abolishing the Requirement of Legalization for Foreign Public Documents (October 5, 1961) (the “Hague Convention”), or (ii) in a country that is not a contracting party to the Hague Convention, an appropriate seal from a Mexican consulate and, if the owner is a corporation, executed under the corporation’s common seal or signed on its behalf by a duly authorized officer of the corporation; and (2) physically delivered by hand delivery, mail or overnight courier to (a) the Depositary in the case of the Tender Offer, at the following address: 48 Wall Street - 22nd Floor, New York, NY 10005 or (b) the Information and Exchange Agent in the case of the Exchange Offer and Consent Solicitation, at the following address: 48 Wall Street - 22nd Floor, New York, NY 10005, as applicable, and in all cases in a manner that will ensure receipt prior to the Expiration Time. Letters of Transmittal executed in Mexico must be (1) executed before a notary public in Mexico; and (2) physically delivered by hand delivery or overnight courier to the Depositary or the Information and Exchange Agent, as applicable, at the address set forth above in all cases in a manner that will ensure receipt prior to the Expiration Time. The additional time that the delivery of this Letter of Transmittal duly authenticated and legalized will take should be taken into account by DTC Participants. None of the Company, the Depositary or the Information and Exchange Agent will assume any responsibility if DTC Participants do not deliver this Letter of Transmittal in proper form and time. Questions concerning the procedures necessary to obtain an apostille or seal from a Mexican consulate may be directed to the Information and Exchange Agent.
          Additionally, before completing this Letter of Transmittal, DTC Participants must first tender their Old Notes in the Tender Offer or exchange their Old Notes in the Exchange Offer and Consent Solicitation through DTC’s ATOP system as described in the Statement and in this Letter of Transmittal.
          Please note that the DTC Participant must fill out a separate Letter of Transmittal for each Beneficial Owner on whose behalf it holds the Old Notes.
          Beneficial Owners should only complete this Letter of Transmittal if requested to do so by their bank, broker, dealer, trust company or other nominee.
          If choosing to tender Old Notes in the Tender Offer, DTC Participants must, on their own behalf and on behalf of the Beneficial Owners:
•	Indicate in Section I the aggregate principal amounts of the Old Notes and the bid price each DTC Participant wishes to submit;

•	Execute, notarize and apostille this Letter of Transmittal in Section III.A.1, checking box 1;

•	Provide the relevant details about special payment instructions, if any, and about themselves and their accounts in Section III.A.2; and

•	Complete the IRS Form W-9 or other withholding forms described herein.
          If choosing to tender Old Notes in the Tender Offer and to submit Old Notes that are tendered but not accepted for payment in the Tender Offer for exchange in the Exchange Offer and Consent Solicitation, DTC Participants must, on their own behalf and on behalf of the Beneficial Owners:
•	Indicate in Section I the aggregate principal amounts of the Old Notes and the bid price each DTC Participant wishes to submit;

•	Execute, notarize and apostille this Letter of Transmittal in Section III.A.1, checking box 2;

•	Provide the relevant details about special payment instructions, if any, and about themselves and their accounts in Section III.A.2;

•	Complete the IRS Form W-9 or other withholding forms described herein; and

•	Execute and notarize the signature page to the Concurso Plan attached to this Letter of Transmittal as Schedule II.
          If choosing to exchange Old Notes in the Exchange Offer and Consent Solicitation, DTC Participants must, on their own behalf and on behalf of the Beneficial Owners:
•	Indicate in Section II the aggregate principal amounts of the Old Notes they wish to submit;

•	Execute, notarize and apostille this Letter of Transmittal in Section III.A.1, checking box 3;

•	Provide the relevant details about special payment instructions, if any, and about themselves and their accounts in Section III.A.3;

•	Complete the IRS Form W-9 or other withholding forms described herein;

•	Execute and notarize the signature page to the Concurso Plan attached to this Letter of Transmittal as Schedule II.

Section I. Tender of Old Notes in the Tender Offer
          If the applicable Beneficial Owner’s bank, broker, dealer, trust company or other nominee requires the Beneficial Owner to complete this Letter of Transmittal, then such Beneficial Owner must complete the box below entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable, and sign this Letter of Transmittal in Section III.A.1.
          The Tender Offer is being conducted as a modified “Dutch Auction.” This means that if a DTC Participant elects to participate, such DTC Participant must specify the minimum Tender Offer Consideration (as described in the Statement) such DTC Participant would be willing to receive in exchange for each $1,000 principal amount of Old Notes such DTC Participant chooses to tender in the Tender Offer (the “Bid Price”).
          Indicate in the boxes below the aggregate principal amount of each series of Old Notes to which this Letter of Transmittal relates, and either (i) specify the Bid Price (in increments of $2.50) within the range of $500 (the “Minimum Bid Price”) and $575 that the DTC Participant would be willing to receive in exchange for each $1,000 principal amount of Old Notes (the “Maximum Bid Price”), or (ii) do not specify a Bid Price, in which case the DTC Participant will be deemed to have specified the Minimum Bid Price and to accept. If the space provided below is inadequate, the DTC Participant should list the principal amount of each series of Old Notes being tendered and the Maximum Bid Price, if any, on a separately executed schedule and affix the schedule to this Letter of Transmittal.
          Please read the accompanying instructions carefully.
Bid Price for 2012 Notes

NAME AND ADDRESS(ES) OF
HOLDER(S) OR NAME OF DTC
PARTICIPANT AND DTC			BID PRICE
PARTICIPANT’S DTC ACCOUNT	AGGREGATE		AT WHICH
NUMBER IN WHICH OLD NOTES	PRINCIPAL	PRINCIPAL	2012 NOTES
ARE HELD	AMOUNT	AMOUNT	ARE BEING	VOI
(PLEASE FILL IN, IF BLANK)	REPRESENTED*	TENDERED	TENDERED**	NUMBER***

Bid Price for 2013 Notes

NAME AND ADDRESS(ES) OF
HOLDER(S) OR NAME OF DTC
PARTICIPANT AND DTC			BID PRICE
PARTICIPANT’S DTC ACCOUNT	AGGREGATE		AT WHICH
NUMBER IN WHICH OLD NOTES	PRINCIPAL	PRINCIPAL	2013 NOTES
ARE HELD	AMOUNT	AMOUNT	ARE BEING	VOI
(PLEASE FILL IN, IF BLANK)	REPRESENTED*	TENDERED	TENDERED**	NUMBER***

Bid Price for 2017 Notes

NAME AND ADDRESS(ES) OF
HOLDER(S) OR NAME OF DTC
PARTICIPANT AND DTC			BID PRICE
PARTICIPANT’S DTC ACCOUNT	AGGREGATE		AT WHICH
NUMBER IN WHICH OLD NOTES	PRINCIPAL	PRINCIPAL	2017 NOTES
ARE HELD	AMOUNT	AMOUNT	ARE BEING	VOI
(PLEASE FILL IN, IF BLANK)	REPRESENTED*	TENDERED	TENDERED**	NUMBER***

*	Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Statement, the applicable DTC Participant will be deemed to have tendered the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount Represented” in respect of that series of Old Notes. See Instruction 7.

**	Each Bid Price must be in multiples of $2.50 per $1,000 principal amount. If any Bid Price is not submitted in a whole increment of $2.50, such Bid Price will be rounded down to the nearest $2.50 increment. The Bid Price each DTC Participant specifies, if any, must be within a range between $500 and $575 per $1,000 principal amount, and no Old Notes will be accepted outside this range. DTC Participants who tender Old Notes without specifying a Bid Price will be deemed to have selected the Minimum Bid Price in respect of that series of Old Notes.

***	Be sure that the VOI Number matches the reference number provided to the applicable DTC Participant by DTC, as the case may be, and corresponds to this Letter of Transmittal. Failure to do so may result in such DTC Participant’s submission being deemed defective.

Section II.	Exchange of Old Notes in the Exchange Offer and Consent Solicitation
          If the applicable Beneficial Owner’s bank, broker, dealer, trust company or other nominee requires the Beneficial Owner to complete this Letter of Transmittal, then such Beneficial Owner must complete the box below under the heading “Description of Old Notes Exchanged in the Exchange Offer and Consent Solicitation and in Respect of which Consent is Given” and sign this Letter of Transmittal in Section III.A.1.
Description of Old Notes Exchanged in the Exchange Offer and Consent Solicitation and in Respect of
which Consent is Given (see Instructions 6 and 8)
          Please read the accompanying instructions carefully.

OLD NOTES	CUSIP	ISIN	AGGREGATE PRINCIPAL AMOUNT	VOI NUMBER***
2012 Notes	92851RAC1	US92851RAC16
2013 Notes	92851FAD5	US92851FAD50
2017 Notes	92851RAD9	US92851RAD98
Total Aggregate Principal Amount Submitted for Tender in Exchange Offer and Consent Solicitation

***	Be sure that the VOI Number matches the reference number provided to the applicable DTC Participant by DTC, as the case may be, and corresponds to this Letter of Transmittal. Failure to do so may result in such DTC Participant’s submission being deemed defective.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
DTC Participants identified in an Agent’s Message in respect of the Tender Offer or the Exchange Offer and Consent Solicitation will be deemed to have signed this Letter of Transmittal and are each referred to herein as an “undersigned.”
Ladies and Gentlemen:
          Pursuant to the Tender Offer (as described in the Statement) by Vitro, S.A.B. de C.V. (the "Company”) and Administración de Inmeubles Vitro, S.A. de C.V. (“AIV”), a wholly-owned subsidiary of the Company, as co-offerors in the Tender Offer, and the Exchange Offer and Consent Solicitation by the Company, and upon the terms and subject to the conditions set forth in the solicitation statement dated November 1, 2010 (the “Statement”) and this Letter of Transmittal (the “Letter of Transmittal”), the undersigned hereby either (i) tenders to the Company and AIV for purchase in the Tender Offer the aggregate principal amount of Old Notes indicated in the boxes in Section I entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable, (ii) tenders to the Company and AIV for purchase in the Tender Offer and submits to the Company any such Old Notes that are not accepted for payment in the Tender Offer for exchange in the Exchange Offer and Consent Solicitation in the aggregate principal amount of Old Notes indicated in the boxes in Section I entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable, and acknowledges and agrees that, subject to the terms and conditions described herein and in the Statement, the exchange of Old Notes constitutes the delivery of a consent to the approval of the Concurso Plan (as described in the Statement) with respect to the exchanged Old Notes, or (iii) submits to the Company for exchange in the Exchange Offer and Consent Solicitation the aggregate principal amount of Old Notes indicated in the box in Section II under the heading “Description of Old Notes Exchanged in the Exchange Offer and Consent Solicitation and in Respect of which Consent is Given” and acknowledges and agrees that, subject to the terms and conditions described herein and in the Statement, the exchange of Old Notes constitutes the delivery of a consent to the approval of the Concurso Plan with respect to the exchanged Old Notes.
          Subject to and effective upon the Company’s acceptance of the Old Notes tendered in the Tender Offer and exchanged in the Exchange Offer and Consent Solicitation hereby, upon the terms and conditions contained herein and in the Statement, the undersigned hereby:
1.	irrevocably sells, assigns and transfers to or upon the order of the Company or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Old Notes tendered in the Tender Offer and exchanged in the Exchange Offer and Consent Solicitation, such that thereafter it shall have no contractual or other rights or claims in law or equity against the Company or any fiduciary, trustee, fiscal agent or other person connected with the Old Notes arising under, from or in connection with such Old Notes;

2.	acknowledges that, pursuant to the Tender Offer and the Exchange Offer and Consent Solicitation, it is not receiving accrued and unpaid interest on its Old Notes tendered in the Tender Offer and exchanged in the Exchange Offer and Consent Solicitation, and agrees that at the Expiration Time in the case of the Tender Offer and on the Issue Date (as described in the Statement) in the case of the Exchange Offer and Consent Solicitation, solely in regard to its Old Notes tendered or exchanged, the interest payments on its Old Notes that were scheduled to be made on February 2009, August 2009, February 2010 and August 2010 with respect to the 2012 Notes and 2017 Notes and on May 2009, November 2009, May 2010 and November 2010 with respect to the 2013 Notes, were never due and payable for the purposes of Mexican law;

3.	waives any and all rights with respect to the Old Notes tendered in the Tender Offer and exchanged in the Exchange Offer and Consent Solicitation hereby (including, without limitation, any existing or past defaults and their consequences in respect of such Old Notes); and

4.	releases and discharges the Company, the trustee under the indentures governing the 2012 Notes and the 2017 Notes, the trustee under the indenture governing the 2013 Notes and the Trustee (each as described in the Statement) from any and all claims the undersigned may have, now or in the future, arising out of or related to the Old Notes tendered in the Tender Offer and exchanged in the Exchange Offer and Consent Solicitation hereby, including, without limitation, any and all claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Old Notes tendered in the Tender Offer and exchanged in the Exchange Offer and Consent Solicitation hereby (other than as expressly provided in the Statement and in this Letter of Transmittal) or to participate in any redemption or defeasance of the Old Notes tendered in the Tender Offer and exchanged in the Exchange Offer and Consent Solicitation hereby.
          The undersigned understands that tenders of Old Notes in the Tender Offer and exchanges of Old Notes in the Exchange Offer and Consent Solicitation pursuant to any of the procedures described in the Statement and in the instructions in this Letter of Transmittal and acceptance of such Old Notes by the Company will constitute a binding agreement between the undersigned, the Company and AIV in the case of the Tender Offer and a binding agreement between the undersigned and the Company in the case of the Exchange Offer and Consent Solicitation upon the terms and conditions of the Tender Offer and the Exchange Offer and Consent Solicitation. Any submitted Old Notes that are not accepted in the Tender Offer and the Exchange Offer and Consent Solicitation for any reason will be returned by crediting the account maintained at DTC from which such Old Notes were submitted.
          In the case of the Tender Offer, unless otherwise indicated in the box in Section III.A.2 entitled “Special Payment Instructions for Tender Offer Consideration,” please issue and mail the check for payment with respect to any Old Notes accepted for payment to the address(es) of the registered holder(s) appearing in the boxes in Section I entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable. In the case of the Exchange Offer and Consent Solicitation, unless otherwise indicated in the box in Section III.A.3 entitled “Special Payment Instructions for Note Consent Payment, Restructuring Cash Payment or Restructuring Fee,” please issue and mail the check for payment with respect to any Old Notes accepted for payment to the address(es) of the registered holder(s) corresponding to the Unique Blocking or VOI Reference Number appearing in Section II under the heading “Description of Old Notes Exchanged in the Exchange Offer and Consent Solicitation and in Respect of which Consent is Given.”
          In the event of termination of the Tender Offer or the Exchange Offer and Consent Solicitation, the respective Old Notes tendered in the Tender Offer and exchanged in the Exchange Offer and Consent Solicitation will be credited to such Beneficial Owner’s account through DTC and such Beneficial Owner’s DTC Participant, unless otherwise indicated in the box in Section III.A.2 entitled “Special Payment Instructions for Tender Offer Consideration” or the box in Section III.A.3 entitled “Special Payment Instructions for Note Consent Payment, Restructuring Cash Payment or Restructuring Fee,” as applicable. The undersigned recognizes, however, that neither the Company nor AIV (if applicable) has any obligations pursuant to the “Special Payment Instructions for Tender Offer Consideration” and “Special Payment Instructions for Note Consent Payment, Restructuring Cash Payment or Restructuring Fee” provisions of this Letter of Transmittal to transfer any Old Notes from the name of the registered holder(s) thereof if the Company and, if applicable, AIV do not accept for payment any of the aggregate principal amount of such Old Notes.
          The undersigned understands that, in the case of the Tender Offer, the Company and, if applicable, AIV will, upon the terms and subject to the conditions of the Tender Offer, determine the price to be for the Old Notes validly tendered pursuant to the Tender Offer, after taking into account the number of Old Notes so tendered and the Bid Price in respect of each series of Old Notes, as applicable, specified by tendering DTC Participants. The undersigned understands that the Company and AIV will select the lowest Clearing Price (as described in the Statement) that will allow them to purchase the largest aggregate principal amount of Old Notes up to the Maximum Payment Amount (as described in the Statement), upon the terms and subject to the conditions of the Tender Offer.
          The undersigned hereby authorizes and instructs, upon the terms and subject to the conditions of the Tender Offer and the Exchange Offer and Consent Solicitation or the representative authorized and appointed by the duly executed and notarized copy of the power of attorney (if the Beneficial Owner is a company, either the notary public certifies the signature and the corporate records of the granting company or the notary public just certifies the signature and an officer of the granting company certifies the company records) (the “Power of Attorney”) in the form attached to this Letter of Transmittal as Schedule I.A, I.B or I.C, as applicable, to carry out all necessary or expedient steps required or advisable under Mexican law to submit the Letter of Transmittal before the Mexican court within the concurso mercantil proceeding, to join and adhere to any concurso mercantil to be filed by the Company and to execute and consent to the Concurso Plan.
          All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
          The undersigned hereby represents, warrants and agrees, for the benefit of the Company, AIV (if applicable) and any party to whom the Company or AIV transfers Old Notes or the right to receive Old Notes that:
1.	it has received and reviewed the Statement;

2.	it is the Beneficial Owner of, or a duly authorized representative of one or more such Beneficial Owners of, the Old Notes tendered in the Tender Offer and/or exchanged in the Exchange Offer and Consent Solicitation hereby and it has full power and authority to execute this Letter of Transmittal and make the representations, warranties and agreements made hereby, and has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered or exchanged hereby;

3.	the Old Notes being tendered in the Tender Offer and/or exchanged in the Exchange Offer and Consent Solicitation hereby were owned as of the date of tender and/or exchange, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and acknowledges that the Company will acquire good, indefeasible and unencumbered title to such Old Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the Company accepts the same;

4.	it will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered in the Tender Offer and/or exchanged in the Exchange Offer and Consent Solicitation hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

5.	in evaluating the Tender Offer and the Exchange Offer and Consent Solicitation and in making its decision whether to participate therein by submitting this Letter of Transmittal and tendering its Old Notes in the Tender Offer and/or exchanging its Old Notes in the Exchange Offer and Consent Solicitation, such holder has made its own independent appraisal of the matters referred to herein and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to such holder by the Company, AIV (if applicable), the Depositary or the Information and Exchange Agent other than those contained in the Statement (as supplemented to the Expiration Time);

6.	the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions set out or referred to in the Statement;

7.	the submission of the Letter of Transmittal to the Depositary or the Information and Exchange Agent, as applicable, shall, subject to the terms and conditions of the Tender Offer or the Exchange Offer and Consent Solicitation generally, constitute the irrevocable appointment of the Depositary as its attorney and agent for the purpose of effecting the Tender Offer or the Information and Exchange Agent as its attorney and agent for the purpose of effecting the Exchange Offer and Consent Solicitation, as applicable, or the representative authorized by the Power of Attorney as its attorney and agent, for the purpose of effecting the Concurso Plan, to join and adhere to the concurso mercantil petition to be filed by the Company and to execute and consent to the Concurso Plan, as applicable, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) deemed necessary or expedient in the opinion of such attorney and agent in relation to the Old Notes tendered in the Tender Offer and exchanged in the Exchange Offer and Consent Solicitation hereby in favor of the Company and, if applicable, AIV or such other person or persons as the Company may direct and to deliver such form(s) of transfer and other document(s) in the attorney’s and agent’s opinion and other document(s) of title relating to such Old Notes’ registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Tender Offer or Exchange Offer and Consent Solicitation, and to vest in the Company and, if applicable, AIV or their nominees such Old Notes;
8.	the terms and conditions of the Tender Offer and the Exchange Offer and Consent Solicitation shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal which shall be read and construed accordingly; and

9.	the Company, AIV (if applicable) and others (including any party to whom the Company or AIV transfers Old Notes or the right to receive Old Notes) will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements, and that if any of the acknowledgments, representations, warranties and agreements deemed to have been made by it by its participation in the Tender Offer or the Exchange Offer and Consent Solicitation or its acquisition of the New Notes (as described in the Statement) are no longer accurate, it will promptly notify the Company.
          The representations and warranties and agreements of a holder tendering Old Notes in the Tender Offer shall be deemed to be repeated and reconfirmed on and as of the Expiration Time. The representations and warranties and agreements of a holder exchanging Old Notes in the Exchange Offer and Consent Solicitation shall be deemed to be repeated and reconfirmed on and as of the Expiration Time, the filing of the Company’s concurso mercantil petition, the Consent Payment Date (as described in the Statement), the date of consent to the Convenio Concursal (as described in the Statement), the approval of the Convenio Concursal and the Issue Date.

Section III.
A.1. Letter of Transmittal Signature
DTC PARTICIPANT(S) SIGN HERE
          By completing, executing and delivering this Letter of Transmittal, the undersigned hereby (check one):
     1. ☐ tenders to the Company and AIV with respect to the aggregate principal amount of the Old Notes listed in the boxes in Section I entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable, and instructs that any such Old Notes tendered but not accepted in the Tender Offer be returned to the undersigned;
     2. ☐ tenders to the Company and AIV with respect to the aggregate principal amount of the Old Notes listed in the boxes in Section I entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable, and, with respect to any Old Notes tendered but not accepted for payment in the Tender Offer, submits to the Company for exchange, joins and adheres to the concurso mercantil petition to be filed by the Company and consents to the Concurso Plan with respect to the aggregate principal amount of the Old Notes listed in the boxes in Section I entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable, or;
     3. ☐ submits to the Company for exchange, joins and adheres to the concurso mercantil petition to be filed by the Company and consents to the Concurso Plan with respect to the aggregate principal amount of the Old Notes listed in Section II under the heading “Description of Old Notes Exchanged in the Exchange Offer and Consent Solicitation and in Respect of which Consent is Given.”

Signature of DTC Participant(s) or Authorized Signatory****	Date

Signature of DTC Participant(s) or Authorized Signatory****	Date

Signature of DTC Participant(s) or Authorized Signatory****	Date
Area Code and Telephone Number:

     If a Beneficial Owner is tendering any Old Notes in the Tender Offer or exchanging any Old Notes in the Exchange Offer and Consent Solicitation, this Letter of Transmittal must be signed by the DTC Participant(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the DTC Participant(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Depositary or the Information and Exchange Agent, as applicable, and the Company and, if applicable, AIV, of such person’s authority to so act.
Name(s):

(Please Type or Print)
Capacity (full title):

Address:

(Including Zip Code)
**** IMPORTANT: Each Letter of Transmittal must be properly notarized and, if executed outside Mexico, must be authenticated by either (i) an apostille under the terms of the Hague Convention, or (ii) in a country that is not a contracting party to the Hague Convention, an appropriate seal from a Mexican consulate and, if the owner is a corporation, executed under the corporation’s common seal or signed on its behalf by a duly authorized officer of the corporation. Please plan accordingly and obtain the necessary authentication prior to delivering this Letter of Transmittal by hand, mail or overnight courier to the Depositary or the Information and Exchange Agent, as applicable, at the address set forth on the front cover of this Letter of Transmittal in a manner that will ensure receipt on or prior to the Expiration Time. QUESTIONS CONCERNING THE PROCEDURES NECESSARY TO OBTAIN AN APOSTILLE MAY BE DIRECTED TO THE DEPOSITARY OR THE INFORMATION AND EXCHANGE AGENT, AS APPLICABLE.
     On the ____ day of ____________ in the year 2010 before me, the undersigned, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he/she acknowledged to me that he/she executed the same, and that he/she made such appearance before the undersigned in the County of ______________, State of ____________.

Notary Public
My Commission Expires:

(TO BE NOTARIZED AND APOSTILLED OR LEGALIZED AT THE MEXICAN CONSULATE)

A.2. Special Payment Instructions for Tender Offer Consideration
          To be completed in connection with the Tender Offer ONLY if the Old Notes in an aggregate principal amount not tendered or not accepted for payment are to be issued in the name of, or if the payment check for the Tender Offer Consideration is to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in the boxes in Section I entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable, within this Letter of Transmittal, or if Old Notes tendered by book-entry transfer that are not accepted for payment are to be credited to an account maintained at the book-entry transfer facility other than the one designated above. Please read the accompanying instructions carefully.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 3, 4, 5, 10 and 11)
Issue (check as applicable): ☐   2012 Notes   ☐   2013 Notes ☐   2017 Notes
☐ Payment Check(s)
Name :

(Please Print)
Address :

(Please include Zip Code)
Taxpayer Identification Number :

(Social Security Number or Employer Identification Number)
A correct taxpayer identification number must also be provided on IRS Form W-9, if applicable.
☐ Credit unpurchased Old Notes by book-entry to the book-entry transfer facility account set forth below:
DTC Account Number :

Number of Account Party :

A.3. Special Payment Instructions for Note Consent Payment, Restructuring Cash Payment or Restructuring Fee
          To be completed in connection with the Exchange Offer and Consent Solicitation ONLY if the Old Notes in an aggregate principal amount not exchanged are to be issued in the name of, or if the payment check for the Note Consent Payment, the Restructuring Cash Payment or the Restructuring Fee (each as described in the Statement) is to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in boxes in Section II under the heading “Description of Old Notes Exchanged in the Exchange Offer and Consent Solicitation and in Respect of which Consent is Given.” Please read the accompanying instructions carefully.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 3, 4, 5, 10 and 11)
Issue (check as applicable): ☐   2012 Notes   ☐   2013 Notes ☐   2017 Notes
☐ Payment Check(s)
Name :

(Please Print)
Address :

(Please include Zip Code)
Taxpayer Identification Number :

(Social Security Number or Employer Identification Number)
A correct taxpayer identification number must also be provided on IRS Form W-9, if applicable.

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER
AND THE EXCHANGE OFFER AND CONSENT SOLICITATION
     1. Expiration Time. Subject to the terms and conditions set forth herein and in the Statement, the Tender Offer and the Exchange Offer and Consent Solicitation will be open until 9:00 a.m., New York City time, on December 1, 2010, unless extended by the Company and, if applicable, AIV (such time and date, as it may be extended, the “Expiration Time”). Consummation of the Concurso Plan shall not occur unless and until each of the conditions, as described in the Statement, is satisfied or waived. Any tender of Old Notes in the Tender Offer provided after the date of the Statement is irrevocable and may not be withdrawn and any exchange of Old Notes and consents provided in the Exchange Offer and Consent Solicitation after the date of the Statement are irrevocable and may not be withdrawn, except in the limited circumstances set forth in the Statement.
     2. One Letter of Transmittal for each Beneficial Owner. DTC Participants are required to fill out a separate Letter of Transmittal for each Beneficial Owner.
     3. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. Signatures on this Letter of Transmittal must correspond to the names of the DTC Participants as shown on the security position listing them as the owner of such Old Notes.
          When this Letter of Transmittal is signed by holders of the Old Notes submitted hereby, no endorsements of Old Notes or separate instruments of transfer are required unless Old Notes not accepted by the Company pursuant to the Concurso Plan are to be returned to a person other than the holder, in which case signatures on such Old Notes or instruments must be guaranteed by an Eligible Institution.
     4. Signature Guarantees of DTC Participant(s). All signatures of DTC Participant(s) on this Letter of Transmittal must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each, an "Eligible Institution”). However, signatures need not be guaranteed if this Letter of Transmittal is executed by an Eligible Institution. If the DTC Participant of the Old Notes is a person other than the signer of this Letter of Transmittal, see Instruction 3.
     5. Delivery of Letter of Transmittal, Old Notes and Additional Required Documents. This Letter of Transmittal is to be used by DTC Participants choosing to participate in the Tender Offer and/or the Exchange Offer and Consent Solicitation. A tender of Old Notes in the Tender Offer and an exchange of Old Notes in the Exchange Offer and Consent Solicitation will be deemed to have been received only when the Depositary or the Information and Exchange Agent, as applicable, receives (i) confirmation of book-entry transfer of the Old Notes into the applicable DTC account of the Depositary or the Information and Exchange Agent, as applicable, (ii) a duly completed Agent’s Message through the facilities of DTC at the DTC account of the Depositary or the Information and Exchange Agent, as applicable, and (iii) a separate executed, notarized and apostilled and properly completed Letter of Transmittal and other required documentation.
          Additionally, in the case of DTC Participants instructed to tender Old Notes in the Tender Offer and submit any such Old Notes that are not accepted for payment in the Tender Offer for exchange in the Exchange Offer and Consent Solicitation and in the case of DTC Participants instructed to submit Old Notes for exchange in the Exchange Offer and Consent Solicitation, both (A) a properly completed and duly executed Power of Attorney, in the form attached to this Letter of Transmittal as Schedule I.A, I.B or I.C, as applicable, with blanks therein to be completed by the DTC Participant and (B) a properly executed and notarized signature to the Concurso Plan attached to this Letter of Transmittal as Schedule II, must be received by the Depositary or the Information and Exchange Agent, as applicable, at its addresses set forth herein, on or prior to the Expiration Time.
          If submissions of Old Notes are forwarded to the Depositary or the Information and Exchange Agent, as applicable, in multiple deliveries, a separate executed, notarized and apostilled and properly completed Letter of Transmittal and other required documentation must accompany each such delivery.

          The method of delivery of the Letter of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC, is at the election and risk of the DTC Participant and delivery will be deemed to be made only when actually received by the Depositary or the Information and Exchange Agent, as applicable. If delivery is by mail, it is suggested that the DTC Participant use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Depositary or the Information and Exchange Agent, as applicable, prior to such date.
          No alternative, conditional or contingent submissions will be accepted. All submitting DTC Participants, by execution of this Transmittal Letter, waive any right to receive any notice of the acceptance of their Old Notes.
     6. Delivery of the New Notes and Cash Payment in the Tender Offer and/or the Exchange Offer and Consent Solicitation. The New Notes will be issued by deposit in book-entry form with the Information and Exchange Agent. In the case where the DTC Participant chooses to tender Old Notes in the Tender Offer and in the case where the DTC Participant chooses to tender Old Notes in the Tender Offer and to have Old Notes that are not accepted in the Tender Offer to be exchanged in the Exchange Offer and Consent Solicitation, the appropriate DTC Participant name and number (along with any other required account information) needed to permit delivery must be provided in the boxes in Section I entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable. In the case where the DTC Participant chooses to exchange Old Notes in the Exchange Offer and Consent Solicitation, the appropriate DTC Participant name and number (along with any other required account information) needed to permit delivery must be provided or in Section II under the heading “Description of Old Notes Exchanged in the Exchange Offer and Consent Solicitation and in Respect of which Consent is Given.” Failure to do so will render a tender of the Old Notes defective, and the Company will have the right, which it may waive, to reject such delivery.
     7. Partial Tenders and Unpurchased Old Notes in the Tender Offer. If fewer than all of the Old Notes owned by a Beneficial Owner are tendered in the Tender Offer, the DTC Participant must fill in the aggregate principal amounts of such Old Notes tendered in the fourth column of the box in Section I entitled “Bid Price for 2012 Notes,” “Bid Price for 2013 Notes” and “Bid Price for 2017 Notes,” as applicable. The entire aggregate principal amount represented by the Old Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.
     8. Amount of Tenders in the Tender Offer and the Exchange Offer and Consent Solicitation. The Old Notes will be accepted for tender and exchange in denominations of $1,000 principal amount and integral multiples thereof and any New Notes will be issued in $2,000 principal amount and integral multiples thereof and will be issued by deposit book-entry form with the Depositary or the Information and Exchange Agent, as applicable. If any DTC Participant tenders a principal amount of the Old Notes in the Tender Offer with the option of having Old Notes that are not accepted in the Tender Offer to be exchanged in the Exchange Offer and Consent Solicitation or the DTC Participant exchanges a principal amount of the Old Notes in the Exchange Offer and Consent Solicitation that would result in the DTC Participant receiving a fractional interest in the New Notes, then the principal amount of the New Notes that the DTC Participant will receive will be rounded up to the nearest $1,000 if the fractional interest in the New Notes would be greater than or equal to $500 and rounded down to the nearest $1,000 if the fractional interest in the New Notes would be less than $500. The Note Consent Payment (as described in the Statement) for the Old Notes will be paid on the Consent Payment Date.
     9. Transfer Taxes. The Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Old Notes to it, or to its order, pursuant to the Tender Offer and the Exchange Offer and Consent Solicitation. If payment is to be made to, or if Old Notes not tendered, exchanged or purchased are to be registered in the name of, any persons other than the DTC Participant, or if tendered or exchanged Old Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the DTC Participant or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
     10. Special Payment and Delivery Instructions. DTC Participants tendering Old Notes in the Tender Offer or exchanging Old Notes in the Exchange Offer and Consent Solicitation should indicate in the box in Section II.A.2 or II.A.3, as applicable, the name and address to which checks constituting payments for the Old Notes to be purchased in the Tender Offer or exchanged in the Exchange Offer and Consent Solicitation are to be

issued or sent, if different from the name and address of the DTC Participant or acting holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated.
     11. Determination of Validity, Form, Legality, etc. All questions concerning the validity, form, tenders (including time of receipt), and acceptance of tendered or exchanged Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders or exchanges of Old Notes not in proper form or any Old Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in tenders or exchanges of Old Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes in the Tender Offer and exchanges of Old Notes in the Exchange Offer and Consent Solicitation must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information and Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes in the Tender Offer and exchanges of Old Notes in the Exchange Offer and Consent Solicitation, nor shall any of them incur any liability for failure to give such notification.
          Tenders of Old Notes in the Tender Offer and exchanges of Old Notes in the Exchange Offer and Consent Solicitation will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Depositary or the Information and Exchange Agent that are not validly tendered or exchanged and as to which the defects or irregularities have not been cured or waived will be returned by the Depositary or the Information and Exchange Agent, as applicable, to the Beneficial Owners, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Time or the withdrawal or termination of the Tender Offer and the Exchange Offer and Consent Solicitation.
     12. Waiver of Conditions. The Company reserves the absolute right to amend or waive any of the conditions in the Tender Offer and the Exchange Offer and Consent Solicitation concerning any Old Notes at any time.
     13. Withdrawal. Any tender of Old Notes in the Tender Offer provided after the date of the Statement is irrevocable and may not be withdrawn. Any exchange of Old Notes and consents provided in the Exchange Offer and Consent Solicitation are irrevocable and may not be withdrawn, except (i) in the event the Company amends the Exchange Offer and Consent Solicitation in a manner that is materially adverse to holders of Restructured Debt, (ii) as required by applicable law, (iii) in the event the concurso mercantil proceeding of the Company is not filed on or before December 31, 2010, (iv) if the Issue Date (as described in the Statement) does not occur on or before the Outside Consummation Date (as described in the Statement), or (v) if the proposed Concurso Plan is amended in a manner that would have a material adverse effect on holders of the Old Notes.
     14. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Statement, this Letter of Transmittal and of IRS Form W-9 may be directed to the Depositary or the Information and Exchange Agent, as applicable, at the address and telephone number indicated herein.
IMPORTANT TAX INFORMATION
          Under U.S. federal income tax law, a tendering DTC Participant may be subject to backup withholding tax with respect to the delivery by the Depositary of the Tender Offer or the Information and Exchange Agent of the Exchange Offer and Consent Solicitation, as applicable, unless such DTC Participant provides the Company (as payer), through the Information and Exchange Agent, with either (i)(a) such DTC Participant’s correct taxpayer identification number (“TIN”) on IRS Form W-9 (which may be obtained on the Internal Revenue Service website at www.irs.gov) certifying that the TIN provided on Form W-9 is correct (or that such DTC Participant has applied for a TIN); (b) certification that (A) the DTC Participant has not been notified by the Internal Revenue Service that he or she is subject to backup withholding tax as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the DTC Participant that he or she is no longer subject to backup withholding tax and (c) that the DTC Participant is a United States person or (ii) an adequate basis for exemption from backup withholding tax. Failure to provide such DTC Participant’s taxpayer identification number on IRS Form W-9, if applicable, may subject the tendering DTC Participant (or other payee) to a $50 penalty imposed by the Internal Revenue Service. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. DTC Participants that are exempt from backup withholding should indicate their exempt status on IRS Form W-9. A tendering DTC Participant that is not a U.S. Holder, as defined in the Statement, may qualify for an exemption from backup withholding by submitting to the Depositary or the Information and Exchange Agent, as applicable, a properly completed appropriate IRS Form W-8 (which the Depositary or the Information and Exchange Agent, as applicable, will provide upon request or which may be obtained on the Internal Revenue Service website at www.irs.gov) signed under penalty of perjury, certifying that the DTC Participant is not a U.S. Holder.

SCHEDULE I.A

PODER IRREVOCABLE
En la Ciudad de [_________¨], Estado (o Provincia) de [_______], [___________] [País], el [____] de [________________________] de 2010, ante mi, [____________________] Notario Público, debidamente autorizado para actuar en el Estado (o Provincia) de [____________], [__________] [País], compareció el Sr. [______________________] en su carácter de [__________________] [cargo desempeñado en la Sociedad otorgante] de [___________] [nombre de la Sociedad] (la “Sociedad”), sociedad debidamente constituida y existente bajo las leyes de [___________] [País], y manifestó: que por medio del presente instrumento y actuando en nombre de la Sociedad, en cumplimiento de la condición establecida en la Solicitud de Consentimiento emitida por Vitro, S.A.B. de C.V. (“Vitro”) el día [ ] (la “Solicitud”) y como medio para cumplir con las obligaciones de la Sociedad derivadas del otorgamiento de su consentimiento conforme a la Solicitud, confiere y otorga en favor del(os) señor(es) [____________________] para que lo ejerciten conjunta o separadamente, un poder irrevocable para pleitos y cobranzas, general en cuanto a sus facultades, pero especial en cuanto a su objeto y tan amplio como en derecho sea necesario, en términos de lo dispuesto por el artículo 2554 del Código Civil Federal y sus correlativos en los códigos civiles de todas las entidades federativas de la República Mexicana, para efecto de que los apoderados representen a la Sociedad ante toda clase de particulares y/o ante toda clase de autoridades judiciales o administrativas o de cualquier tipo, en los Estados Unidos Mexicanos (“México”), respecto de cualquier y todos los actos relacionados con la reestructura de la deuda de Vitro y/o cualesquiera de las empresas subsidiarias directas e indirectas de Vitro, incluyendo sin limitación a Vitro Envases Norteamérica, S.A. de C.V., Compañía Vidriera, S.A. de C.V., Vidriera Monterrey, S.A. de C.V., Vidriera Querétaro, S.A. de C.V., Vidriera Los Reyes, S.A. de C.V., Vidriera Toluca, S.A. de C.V., FIC Regiomontano, S.A.P.I. de C.V., Viméxico, S.A. de C.V., Vitro Vidrio y Cristal, S.A. de C.V. y Vitro Automotriz, S.A. de C.V. (en lo sucesivo conjuntamente las “Subsidiarias de Vitro” e, individualmente cada una de ellas, una “Subsidiaria de Vitro”), así como de cualquier demanda o solicitud o procedimiento de concurso mercantil, ya sea voluntario o
IRREVOCABLE POWER OF ATTORNEY
In the City of [__________________], State (or Province) of [______________], in [_____________] [Country] on [________________], 2010, before me, [_____________] Notary Public, duly authorized to act in the State (or Province) of [____________], [__________] [Country], appeared Mr. [_____________], acting as [_____________] [duty in the Granting Company] of [___________] [name of the Granting Company] (the “Company”), a Corporation duly organized, validly existing and in good standing under the laws of [___________] [Country] and stated that by means of this instrument and acting on behalf of the Company, in compliance with the condition set forth in the Consent Solicitation issued by Vitro, S.A.B. de C.V. (“Vitro”) on [     ] (the “Consent Solicitation”) and as a manner to fulfill obligations of the Company arising from the granting of its consent in the terms of the Consent Solicitation, confers and grants in favor of Mr. or Messrs. [________________________] an irrevocable power of attorney for lawsuits and collections, to be exercised jointly or individually, which shall be general regarding the actions authorized, yet limited as to its purpose and as broad as may be required by law, pursuant to Article 2554 of the Federal Civil Code and the related provisions in the civil codes for the federal entities of the Mexican Republic, for the attorneys-in-fact to act on behalf of the Company before any private individual and/or any judicial, administrative or any other authority within the United Mexican States (“Mexico”), regarding any and all acts related to the restructuring of the debt of Vitro and/or any of the direct or indirect subsidiaries of Vitro, including without limitation Vitro Envases Norteamérica, S.A. de C.V., Compañía Vidriera, S.A. de C.V., Vidriera Monterrey, S.A. de C.V., Vidriera Querétaro, S.A. de C.V., Vidriera Los Reyes, S.A. de C.V., Vidriera Toluca, S.A. de C.V., FIC Regiomontano, S.A.P.I. de C.V., Viméxico, S.A. de C.V., Vitro Vidrio y Cristal, S.A. de C.V. and Vitro Automotriz, S.A. de C.V. (hereinafter, collectively, the “Subsidiaries of Vitro” and, individually each of them, a “Subsidiary of Vitro”), and any claim or petition or procedure of concurso mercantil, either voluntary or involuntary, prepackaged or without previous plan or agreement of Vitro and/or of any Subsidiary of Vitro.

involuntario, con o sin convenio previo, de Vitro y/o de cualquier Subsidiaria de Vitro.
En tal virtud, los apoderados gozarán de todas las facultades generales y aún aquellas para las que la ley exige cláusula especial, que para dicha clase de apoderados establece la ley, incluyendo, en forma enunciativa y no limitativa, las siguientes:
(1) Para negociar y en su caso suscribir y/o celebrar con Vitro y/o con Vitro y uno o más de los acreedores de dicha empresa y/o con cualquier Subsidiaria de Vitro y uno o más de los acreedores de la misma, un plan de reestructura previo o de cualquier tipo y/o un convenio de reestructura y/o un convenio judicial y/o un convenio concursal y/o cualesquier otro documento en virtud del cual acuerden términos y condiciones para una reestructura de los pasivos de Vitro y/o de cualquier Subsidiaria de Vitro, ya sea en términos de lo dispuesto en la Ley de Concursos Mercantiles o en cualquier otra ley aplicable y vigente en México;
(2) Para suscribir en forma conjunta con Vitro y/o con cualquier Subsidiaria de Vitro, en caso de que ello resulte necesario, una solicitud de declaración de concurso mercantil de Vitro y/o de cualquier Subsidiaria de Vitro;
(3) Para transigir;
(4) Para desistirse de toda clase de demandas, incluida la de amparo;
(5) Para articular y absolver posiciones;
(6) Para acudir ante notario público Mexicano de su elección para protocolizar este instrumento público, en caso de que lo estime conveniente o en caso de que ello resulte necesario para que el presente poder surta efectos con arreglo a la ley mexicana, así como para apostillar el presente documento y/o realizar cualquier otro acto que resulte o estime conveniente y/o necesario para que el mismo sea válido y eficaz conforme a las leyes aplicables;
[La Sociedad]
[____________________________]

Considering the foregoing, the attorneys-in-fact shall be empowered with all general powers including those for which the law requires the inclusion of a special clause, and including but not limited to the following:
(1) To negotiate and when applicable execute and/or enter into with Vitro and/or with Vitro and one or more of its creditors and/or with any Subsidiary of Vitro and one or more creditors of the same, a prepackaged or any other kind of restructuring plan and/or a restructuring agreement and/or a judicial agreement and/or a convenio concursal and/or any other document by means of which they shall agree on the terms and conditions of a restructuring of Vitro’s indebtedness and/or of any Subsidiary of Vitro, which will be carried out under the Concursos Mercantiles Act or any other applicable legal provision which is in full force and effect within Mexico;
(2) To execute together with Vitro and/or with any Subsidiary of Vitro, in the event necessary, a request for the declaration of concurso mercantil of Vitro and/or of any Subsidiary of Vitro;
(3) To negotiate and conclude transactions;
(4) To abandon any kind of lawsuits, including amparo;
(5) To appear before any court and take legal positions before the court;
(6) To appear before the Notary Public of its choice to notarize this public instrument for its delivery and execution according to Mexican Law, in case it is deemed convenient or necessary for this power of attorney to be effective under Mexican law, as well as to apostille this document and/or perform any other act that is or is deemed to be convenient and/or necessary for this document to be valid and enforceable in accordance with the applicable laws;
[The Company]
[__________________________]

Yo, [______________________] en mi carácter de Notario Público, en este acto:
DOY FE:
En este día [___] del mes de [_______] de 2010, [_________________] [nombre de quien firma el poder](el “Firmante”), quien tiene capacidad legal, otorga este poder en representación de la Sociedad.
El suscrito Notario Público certifica:
(1) que la representación que tiene el citado poderdante es legítima de acuerdo con las constancias, libros, instrumentos y documentos de la Sociedad que al efecto me fueron presentados, y que constituyen una prueba directa y objetiva de la legal existencia y subsistencia de la sociedad otorgante y de la representación mencionada, ya que habiéndolas examinado cuidadosamente me cercioré plenamente de su autenticidad y de que se cumplió con los requisitos que exigen los ordenamientos legales para tener por acreditada en forma indubitable la personalidad del Firmante. Los documentos citados que tuve a la vista y que constituyen una prueba directa y objetiva de la personalidad del Firmante son las siguientes:
a) El acta constitutiva de fecha [______], otorgada ante [___________] [o certificado de incorporación, que señale fecha y quien lo emite, según disponga la ley del país de nacionalidad de la Sociedad] registrada por [________] en [_________] el día [____] de [________] de [___] [y el certificado de subsistencia, si la ley del país de nacionalidad de la Sociedad lo contempla].
b) Los estatutos de la Sociedad , fechados el [_________] autorizados en [____________], por [______________].
c) La resolución en la que se confieren poderes al Firmante para actuar en nombre y representación de la Sociedad] para otorgar este poder consistente en [___] (que deberá señalar fecha y procedencia) [______________________].
[En caso de que el poder conforme al cual se le confieren facultades al Firmante para suscribir el presente poder haya sido otorgado por el Consejo de Administración de la Sociedad, deberá relacionarse
The undersigned, [________________] in my capacity as Notary Public, hereby:
GIVE FULL FAITH AND CREDIT THAT:
On this [____] day of [______________], 2010, [___________________] [name of signatory of Power of Attorney] (the “Signatory”), having sufficient legal capacity, did grant the foregoing power of attorney on behalf of the Company.
The undersigned Notary Public certifies that:
(1) the Signatory has the valid authority to bind the Company in accordance with records, books, instruments and documents of the Company, which constitute direct and positive evidence of the legal existence and good standing of the Company and of the capacity above mentioned as I have examined such records, and I have fully verified their authenticity and that all requirements have been fulfilled to demonstrate fully the legal capacity of the Signatory. The documents and records examined and which constitute direct and positive evidence of the legal capacity of the Signatory are:
a) The act of incorporation, dated [_______], granted before [_____________] [or certificate of incorporation stating date of issuance and issuer, as the case may be according to the law of the jurisdiction of incorporation of the Company] duly recorded with [_________________] in [____________] on [date], [and the certificate of good standing, if the law of the jurisdiction of incorporation of the Company so provides].
b) The bylaws of the Company dated [________] executed in [____________] by [______________].
c) The resolution whereby the Signatory is empowered to act on behalf of the Company to grant this power consisting of [____] (which shall include date and issuer) [__________________________].
[If the power of attorney or other authorization that the Signatory has been granted by the Board of Directors of the Company, the instrument by which the members of the Board were appointed must be el instrumento en el cual se designaron a los miembros del Consejo de Administración, indicando la fecha y lugar de dicha resolución].
(2) Con base en los documentos referidos en el párrafo (1) anterior, de los cuales se desprende la actual existencia legal de la Sociedad y la capacidad legal del Firmante y conforme a los cuales estoy en posibilidad de certificar:
a) Que la Sociedad es una sociedad debidamente constituida y que existe legalmente conforme a las leyes de [_________] [País].
b) Que el otorgante, bajo protesta de decir verdad, manifestó que su nombre es [____________], de nacionalidad [___________], quien es [_________________] de la Sociedad.
c) Que el Firmante, bajo protesta de decir verdad, manifestó ante mí que la personalidad con la que comparece ante mí no ha sido limitada o revocada así como que la capacidad legal de la Sociedad para otorgar el presente poder no ha variado.
d) Que el principal asiento de los negocios de la Sociedad se encuentra ubicado en [___________].
e) Que el acto o actos para los que se confiere el presente poder están comprendidos entre los que constituye el objeto de la Sociedad.
f) En su calidad de [_______________] de la Sociedad, el otorgante tiene capacidad suficiente para firmar y otorgar este Poder a nombre de la Sociedad.
g) Que este instrumento se otorga en los idiomas inglés y español, manifestando el Firmante que por este medio aprueba en nombre de la Sociedad la versión en español, la cual prevalecerá en caso de inconsistencia.
h) Que el Artículo 2554 (Dos Mil Quinientos Cincuenta y Cuatro) del Código Civil Federal de México, es del tenor literal siguiente:
“En todos los poderes generales para pleitos y cobranzas, bastará que se diga que se otorgan con todas las facultades generales que requieran cláusula especial conforme a la ley, para que se entiendan conferidos sin limitación alguna.
En los poderes generales para administrar bienes, bastará expresar que se dan con ese carácter para mentioned in this power, stating the date and place thereof].
(2) That, on the basis of the documents described in paragraph (1) above, which prove the legal existence of the Company and the legal capacity of the Signatory, I am able to certify that:
a) the Company is a corporation duly organized and legally existing under the laws of [___________] [Country].
b) The Signatory under oath stated that his name is [_______] of [___________] nationality, who is [_______________] of the Company.
c) The Signatory under oath stated before me that his legal capacity to appear before me has not been limited or revoked and that the Company’s legal capacity to grant this power has not been modified.
d) That the main place of business of the Company is located at [________________].
e) That the purpose for which the present Power of Attorney is granted on behalf of the Company is permitted within its corporate purpose.
f) That the Signatory as [_________________] of the Company, has legal capacity to sign and grant this Power on behalf of the Company.
g) That this instrument is executed in both the English and Spanish languages, and the Signatory states that he expressly approves the Spanish version on behalf of the Company, which shall prevail in case of inconsistency.
h) That Article 2554 (two thousand five hundred and fifty four) of the Federal Civil Code of Mexico, reads as follows:
“In all general powers of attorney for lawsuits and collections in which it is stated that they are granted with all the general and special powers that require the inclusion of a special clause pursuant to the law, it will be understood that they are granted without limitation.
In general powers of attorney to administer assets, it shall be sufficient to state that they are granted for que el apoderado tenga toda clase de facultades administrativas.
En los poderes generales para ejercer actos de dominio, bastará que se den con ese carácter para que el apoderado tenga todas las facultades de propietario, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.
Cuando se quisieren limitar las facultades de los apoderados en cualquiera de los tres casos antes mencionados, se consignarán las limitaciones, o los poderes serán especiales. Los notarios insertarán este artículo en los testimonios notariales de los poderes que otorguen”.
i) Que leí el presente documento al otorgante y le expliqué su valor y fuerza legal, y una vez que el otorgante manifestó su conformidad con el contenido del presente documento, lo ratificó y firmó ante mi en esta fecha.
En fe de lo cual y para certificar lo anterior plasmé mi firma y sello de Notario Público.
Doy fe.
_____________________
Notario Público
El anterior instrumento que consta de ___ páginas fue firmado y ratificado ante mí por ___________ en nombre de la Sociedad, en este día ___ de ____ de 2010.
Doy fe.
____________________
Notario Público
Mi patente concluye el
_____________________
such purpose in order for the attorney-in-fact to have broad administrative powers.
In general powers of attorney to take actions relating to ownership, it shall be sufficient to state that they are granted for such purpose in order for the attorney-in-fact to have all the powers of the owner, both with respect to the assets and to take any actions to defend such assets.
If limitations are to be imposed on powers granted according to the three preceding paragraphs, such limitations shall be clearly expressed or the power of attorney shall be a special power. All Notary Publics shall transcribe this Article on the instrument containing the power of attorney granted before them”.
i) That I read this instrument to the Signatory acting on behalf of the Company, explaining its legal force and effect, and once the Signatory stated his agreement with the contents of this document, he ratified it and signed it on behalf of the Company before me on this date.
In witness whereof given under my hand and seal of office. Doy fe.
I hereby certify.
_____________________________
Notary Public
This instrument given in ______ pages was signed and ratified before me by ___________ on this ___ day of __________________, 2010.
I hereby certify.
_____________________________
Notary Public
My commission expires on
____________________

SCHEDULE I.B

PODER IRREVOCABLE
En la Ciudad de [___________], Estado (o Provincia) de [_______], [___________] [País], el [____] de [________________________] de 2010, ante mi, [____________________] Notario Público, debidamente autorizado para actuar en el Estado (o Provincia) de [____________], [__________] [País], compareció el Sr. [______________________] en su carácter de [__________________] [cargo desempeñado en la Sociedad otorgante] de [___________] [nombre de la Sociedad] (la “Sociedad”), sociedad debidamente constituida y existente bajo las leyes de [___________] [País], y manifestó: que por medio del presente instrumento y actuando en nombre de la Sociedad, en cumplimiento de la condición establecida en la Solicitud de Consentimiento emitida por Vitro, S.A.B. de C.V. (“Vitro”) el día [ _____] (la “Solicitud”) y como medio para cumplir con las obligaciones de la Sociedad derivadas del otorgamiento de su consentimiento conforme a la Solicitud, confiere y otorga en favor de los señores [______________________] para que lo ejerciten conjunta o separadamente, un poder irrevocable para pleitos y cobranzas, general en cuanto a sus facultades, pero especial en cuanto a su objeto y tan amplio como en derecho sea necesario, en términos de lo dispuesto por el artículo 2554 del Código Civil Federal y sus correlativos en los códigos civiles de todas las entidades federativas de la República Mexicana, para efecto de que los apoderados representen a la Sociedad ante toda clase de particulares y/o ante toda clase de autoridades judiciales o administrativas o de cualquier tipo, en los Estados Unidos Mexicanos (“México”), respecto de cualquier y todos los actos relacionados con la reestructura de la deuda de Vitro y/o cualesquiera de las empresas subsidiarias directas e indirectas de Vitro, incluyendo sin limitación a Vitro Envases Norteamérica, S.A. de C.V., Compañía Vidriera, S.A. de C.V., Vidriera Monterrey, S.A. de C.V., Vidriera Querétaro, S.A. de C.V., Vidriera Los Reyes, S.A. de C.V., Vidriera Toluca, S.A. de C.V., FIC Regiomontano, S.A.P.I. de C.V., Viméxico, S.A. de C.V., Vitro Vidrio y Cristal, S.A. de C.V. y Vitro Automotriz, S.A. de C.V. (en lo sucesivo conjuntamente las “Subsidiarias de Vitro” e, individualmente cada una de ellas, una “Subsidiaria de Vitro”), así como de cualquier demanda o solicitud o procedimiento de concurso mercantil, ya sea voluntario o involuntario, con o sin convenio previo de Vitro y/o de cualquier Subsidiaria de Vitro:
IRREVOCABLE POWER OF ATTORNEY
In the City of [__________________], State (or Province) of [______________], in [_____________] [Country] on [________________], 2010, before me, [_____________] Notary Public, duly authorized to act in the State (or Province) of [____________], [__________] [Country], appeared Mr. [_____________], acting as [_____________] [duty in the Granting Company] of [___________] [name of the Granting Company] (the “Company”), a Corporation duly organized, validly existing and in good standing under the laws of [___________] [Country] and stated that by means of this instrument and acting on behalf of the Company, in compliance with the condition set forth in the Consent Solicitation issued by Vitro, S.A.B. de C.V. (“Vitro”) on [____________ ] (the “Consent Solicitation”) and as a manner to fulfill obligations of the Company arising from the granting of its consent in the terms of the Consent Solicitation, confers and grants in favor of Mr. or Messrs. [_______________________] an irrevocable power of attorney for lawsuits and collections, to be exercised jointly or individually, which shall be general regarding the actions authorized, yet limited as to its purpose and as broad as may be required by law, pursuant to Article 2554 of the Federal Civil Code and the related provisions in the civil codes for the federal entities of the Mexican Republic, for the attorneys-in-fact to act on behalf of the Company before any private individual and/or any judicial, administrative or any other authority within the United Mexican States (“Mexico”), regarding any and all acts related to the restructuring of the debt of Vitro and/or any of the direct or indirect subsidiaries of Vitro, including without limitation Vitro Envases Norteamérica, S.A. de C.V., Compañía Vidriera, S.A. de C.V., Vidriera Monterrey, S.A. de C.V., Vidriera Querétaro, S.A. de C.V., Vidriera Los Reyes, S.A. de C.V., Vidriera Toluca, S.A. de C.V., FIC Regiomontana, S.A.P.I. de C.V., Viméxico, S.A. de C.V., Vitro Vidrio y Cristal, S.A. de C.V. and Vitro Automotriz, S.A. de C.V. (hereinafter, collectively, the “Subsidiaries of Vitro” and, individually each of them, a “Subsidiary of Vitro”), and any claim or petition or procedure of concurso mercantil, either voluntary or involuntary, prepackaged or without previous plan or agreement of Vitro and/or of any Subsidiary of Vitro:

En tal virtud, los apoderados gozarán de todas las facultades generales y aún aquellas para las que la ley exige cláusula especial, que para dicha clase de apoderados establece la ley, incluyendo, en forma enunciativa y no limitativa, las siguientes:
(1) Para negociar y en su caso suscribir y/o celebrar con Vitro y/o con Vitro y uno o más de los acreedores de dicha empresa y/o con cualquier Subsidiaria de Vitro y uno o más de los acreedores de la misma, un plan de reestructura previo o de cualquier tipo y/o un convenio de reestructura y/o un convenio judicial y/o un convenio concursal y/o cualesquier otro documento en virtud del cual acuerden términos y condiciones para una reestructura de los pasivos de Vitro y/o de cualquier Subsidiaria de Vitro, ya sea en términos de lo dispuesto en la Ley de Concursos Mercantiles o en cualquier otra ley aplicable y vigente en México;
(2) Para suscribir en forma conjunta con Vitro y/o con cualquier Subsidiaria de Vitro, en caso de que ello resulte necesario, una solicitud de declaración de concurso mercantil de Vitro y/o de cualquier Subsidiaria de Vitro;
(3) Para transigir;
(4) Para desistirse de toda clase de demandas, incluida la de amparo;
(5) Para articular y absolver posiciones;
(6) Para acudir ante notario público Mexicano de su elección para protocolizar este instrumento público, en caso de que lo estime conveniente o en caso de que ello resulte necesario para que el presente poder surta efectos con arreglo a la ley mexicana, así como para apostillar el presente documento y/o realizar cualquier otro acto que resulte o estime conveniente y/o necesario para que el mismo sea válido y eficaz conforme a las leyes aplicables;
[La Sociedad]
____________________________
Considering the foregoing, the attorneys-in- fact shall be empowered with all general powers including those for which the law requires the inclusion of a special clause, and including but not limited to the following:
(1) To negotiate and when applicable execute and/or enter into with Vitro and/or with Vitro and one or more of its creditors and/or with any Subsidiary of Vitro and one or more of the creditors of the same, a prepackaged or any other kind of restructuring plan and/or a restructuring agreement and/or a judicial agreement and/or a convenio concursal and/or any other document by means of which they shall agree on the terms and conditions of a restructuring of Vitro’s indebtedness and/or of any Subsidiary of Vitro, which will be carried out under the Concursos Mercantiles Act or any other applicable legal provision which is in full force and effect within Mexico;
(2) To execute together with Vitro and/or with any Subsidiary of Vitro, in the event necessary, a request for the declaration of concurso mercantil of Vitro and/or any Subsidiary of Vitro;
(3) To negotiate and conclude transactions;
(4) To abandon any kind of lawsuits, including amparo;
(5) To appear before any court and take legal positions before the court;
(6) To appear before the Notary Public of its choice to notarize this public instrument for its delivery and execution according to Mexican Law, in case it is deemed convenient or necessary for this power of attorney to be effective under Mexican law, as well as to apostille this document and/or perform any other act that is or is deemed to be convenient and/or necessary for this document to be valid and enforceable in accordance with the applicable laws;
[The Company]
_______________________

Yo, [______________________] en mi carácter de [_____________][Secretario del órgano de administración o funcionario que tenga facultades de certificación de documentos y/o registros corporativos de la Sociedad otorgante], en este acto:
DOY FE:
En este día [___] del mes de [_______] de 2010, [_________________] [nombre de quien firma el poder](el “Firmante”), quien tiene capacidad legal, otorga este poder en representación de la Sociedad.
El suscrito certifica:
(1) que la representación que tiene el citado poderdante es legítima de acuerdo con las constancias, libros, instrumentos y documentos de la Sociedad que al efecto me fueron presentados, y que constituyen una prueba directa y objetiva de la legal existencia y subsistencia de la sociedad otorgante y de la representación mencionada, ya que habiéndolas examinado cuidadosamente me cercioré plenamente de su autenticidad y de que se cumplió con los requisitos que exigen los ordenamientos legales para tener por acreditada en forma indubitable la personalidad del Firmante. Los documentos citados que tuve a la vista y que constituyen una prueba directa y objetiva de la personalidad del Firmante son las siguientes:
a) El acta constitutiva de fecha [_____], otorgada ante [__________________] [o certificado de incorporación, que señale fecha y quien lo emite, según disponga la ley del país de nacionalidad de la Sociedad] registrada por [________ en [_________] el día [____] de [________] de [___] [y el certificado de subsistencia, si la ley del país de nacionalidad de la Sociedad lo contempla].
b) Los estatutos de la Sociedad , de fecha [______________] autorizados en [____________], por [____].
[En caso de que el poder conforme al cual se le confieren facultades al Firmante para suscribir el presente poder haya sido otorgado por el Consejo de Administración de la Sociedad, deberá relacionarse el instrumento en el cual se designaron a los miembros del Consejo de Administración,
The undersigned, ________________ in my capacity as [____________][Secretary of the board of directors or officer that has authority to certify documents and/or corporate information or records of the Company], hereby:
GIVE FULL FAITH AND CREDIT THAT:
On this [____] day of [______________], 2010, [___________________] [name of signatory of Power of Attorney] (the “Signatory”), having sufficient legal capacity, did grant the foregoing power of attorney on behalf of the Company.
The undersigned certifies that:
(1) the Signatory has the valid authority to bind the Company in accordance with records, books, instruments and documents of the Company, which constitute direct and positive evidence of the legal existence and good standing of the Company and of the capacity above mentioned as I have examined such records, and I have fully verified their authenticity and that all requirements have been fulfilled to demonstrate fully the legal capacity of the Signatory. The documents and records examined and which constitute direct and positive evidence of the legal capacity of the Signatory are:
a) The act of incorporation, dated [_______], granted before [______] [or certificate of incorporation stating date of issuance and issuer, as the case may be according to the law of the jurisdiction of incorporation of the Company] duly recorded with [_________________] in [_______________] on [date][_________], [and the certificate of good standing, if the law of the jurisdiction of incorporation of the Company so provides].
b) The bylaws of the Company dated [date] executed in [_______________] by [______].
[If the power of attorney or other authorization that the Signatory has been granted by the Board of Directors of the Company, the instrument by which the members of the Board were appointed must be mentioned in this power, stating the date and place thereof].

indicando la fecha y lugar de dicha resolución].[_________________________]
(2) Con base en los documentos referidos en el párrafo (1) anterior, de los cuales se desprende la actual existencia legal de la Sociedad y la capacidad legal del Firmante y conforme a los cuales estoy en posibilidad de certificar:
a) Que la Sociedad es una sociedad debidamente constituida y que existe legalmente conforme a las leyes de [_________] [País].
b) Que el otorgante, bajo protesta de decir verdad, manifestó que su nombre es [____________], de nacionalidad [___________], quien es [_________________] de la Sociedad.
c) Que el Firmante, bajo protesta de decir verdad, manifestó ante mí que la personalidad con la que comparece ante mí no ha sido limitada o revocada así como que la capacidad legal de la Sociedad para otorgar el presente poder no ha variado.
d) Que el principal asiento de los negocios de la Sociedad se encuentra ubicado en [_________________].
e) Que el acto o actos para los que se confiere el presente poder están comprendidos entre los que constituye el objeto de la Sociedad.
f) En su calidad de [_______________] de la Sociedad, el otorgante tiene capacidad suficiente para firmar y otorgar este Poder a nombre de la Sociedad.
g) Que este instrumento se otorga en los idiomas inglés y español, manifestando el Firmante que por este medio aprueba en nombre de la Sociedad la versión en español, la cual prevalecerá en caso de inconsistencia.
h) Que el Artículo 2554 (Dos Mil Quinientos Cincuenta y Cuatro) del Código Civil Federal de México, es del tenor literal siguiente:
“En todos los poderes generales para pleitos y cobranzas, bastará que se diga que se otorgan con todas las facultades generales que requieran cláusula especial conforme a la ley, para que se entiendan conferidos sin limitación alguna.
En los poderes generales para administrar bienes,
[____________________________________________]
(2) That, on the basis of the documents described in paragraph (1) above, which prove the legal existence of the Company and the legal capacity of the Signatory, I am able to certify that:
a) the Company is a corporation duly organized and legally existing under the laws of [___________] [Country].
b) The Signatory under oath stated that his name is [_______] of [___________] nationality, who is [_______________] of the Company.
c) The Signatory under oath stated before me that his legal capacity to appear before me has not been limited or revoked and that the Company’s legal capacity to grant this power has not been modified.
d) That the main place of business of the Company is located at [________________].
e) That the purpose for which the present Power of Attorney is granted on behalf of the Company is permitted within its corporate purpose.
f) That the Signatory as [_________________] of the Company, has legal capacity to sign and grant this Power on behalf of the Company.
g) That this instrument is executed in both the English and Spanish languages, and the Signatory states that he expressly approves the Spanish version on behalf of the Company, which shall prevail in case of inconsistency.
h) That Article 2554 (two thousand five hundred and fifty four) of the Federal Civil Code of Mexico, reads as follows:
“In all general powers of attorney for lawsuits and collections in which it is stated that they are granted with all the general and special powers that require the inclusion of a special clause pursuant to the law, it will be understood that they are granted without limitation.
In general powers of attorney to administer assets, it

bastará expresar que se dan con ese carácter para que el apoderado tenga toda clase de facultades administrativas.
En los poderes generales para ejercer actos de dominio, bastará que se den con ese carácter para que el apoderado tenga todas las facultades de propietario, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.
Cuando se quisieren limitar las facultades de los apoderados en cualquiera de los tres casos antes mencionados, se consignarán las limitaciones, o los poderes serán especiales. Los notarios insertarán este artículo en los testimonios notariales de los poderes que otorguen”.
i) Que leí el presente documento al otorgante y le expliqué su valor y fuerza legal, y una vez que el otorgante manifestó su conformidad con el contenido del presente documento, lo ratificó y firmó ante mi en esta fecha.
En fe de lo cual y para certificar lo anterior plasmé mi firma.
Doy fe.
[_____________________]
Por: [_____________][nombre]
Cargo: [______________]
[Secretario del órgano de administración o funcionario que tenga facultades de certificación de documentos y/o registros corporativos de la Sociedad otorgante]
El anterior instrumento que consta de [___] páginas fue firmado y ratificado ante mí por [___________] en nombre de la Sociedad, en este día [___] de [____] de 2010.
Doy fe.
[_____________________]
Notario Público
Mi patente concluye el
[_____________________]
shall be sufficient to state that they are granted for such purpose in order for the attorney-in-fact to have broad administrative powers.
In general powers of attorney to take actions relating to ownership, it shall be sufficient to state that they are granted for such purpose in order for the attorney-in-fact to have all the powers of the owner, both with respect to the assets and to take any actions to defend such assets.
If limitations are to be imposed on powers granted according to the three preceding paragraphs, such limitations shall be clearly expressed or the power of attorney shall be a special power. All Notary Publics shall transcribe this Article on the instrument containing the power of attorney granted before them”.
i) That I read this instrument to the Signatory acting on behalf of the Company, explaining its legal force and effect, and once the Signatory stated his agreement with the contents of this document, he ratified it and signed it on behalf of the Company before me on this date.
In witness whereof given under my hand.
I hereby certify.
[_____________________________]
By: [______________][name]
Duty: [____________]
[Secretary of the board of directors or officer that has authority to certify documents and/or corporate information or records of the Company]
This instrument given in [______] pages was signed and ratified before me by [___________] on this [___] day of [__________________], 2010.
I hereby certify.
[_____________________________]
Notary Public:
My commission expires on
[____________________]

SCHEDULE I.C

PODER IRREVOCABLE
En la Ciudad de [_________], Estado (o Provincia) de [_______], [___________] [País], el [____] de [________________________] de 2010, ante mi, [____________________] Notario Público, debidamente autorizado para actuar en el Estado (o Provincia) de [____________], [__________] [País], compareció el Sr. [______________________] (el “Otorgante”) , y manifestó: que por medio del presente instrumento y actuando en nombre de la Sociedad, en cumplimiento de la condición establecida en la Solicitud de Consentimiento emitida por Vitro, S.A.B. de C.V. (“Vitro”) el día [ ] (la “Solicitud”) y como medio para cumplir con las obligaciones de la Sociedad derivadas del otorgamiento de su consentimiento conforme a la Solicitud, confiere y otorga en favor del (os) señor(es) [____________________________] para que lo ejerciten conjunta o separadamente, un poder irrevocable para pleitos y cobranzas, general en cuanto a sus facultades, pero especial en cuanto a su objeto y tan amplio como en derecho sea necesario, en términos de lo dispuesto por el artículo 2554 del Código Civil Federal y sus correlativos en los códigos civiles de todas las entidades federativas de la República Mexicana, para efecto de que los apoderados representen a la Sociedad ante toda clase de particulares y/o ante toda clase de autoridades judiciales o administrativas o de cualquier tipo, en los Estados Unidos Mexicanos (“México”), respecto de cualquier y todos los actos relacionados con la reestructura de la deuda de Vitro y/o cualesquiera de las empresas subsidiarias directas e indirectas de Vitro, incluyendo sin limitación a Vitro Envases Norteamérica, S.A. de C.V., Compañía Vidriera, S.A. de C.V., Vidriera Monterrey, S.A. de C.V., Vidriera Querétaro, S.A. de C.V., Vidriera Los Reyes, S.A. de C.V., Vidriera Toluca, S.A. de C.V., FIC Regiomontano, S.A.P.I. de C.V., Viméxico, S.A. de C.V., Vitro Vidrio y Cristal, S.A. de C.V. y Vitro Automotriz, S.A. de C.V. (en lo sucesivo conjuntamente las “Subsidiarias de Vitro” e, individualmente cada una de ellas, una “Subsidiaria de Vitro”), así como de cualquier demanda o solicitud o procedimiento de concurso mercantil, ya sea voluntario o involuntario, con o sin convenio previo de Vitro y/o de cualquier Subsidiaria de Vitro:
En tal virtud, los apoderados gozarán de todas las facultades generales y aún aquellas para las que la
IRREVOCABLE POWER OF ATTORNEY
In the City of [__________________], State (or Province) of [______________], in [____________________] [Country] on [____________________], 2010, before me, [____________________] Notary Public, duly authorized to act in the State (or Province) of [____________], [__________] [Country], appeared Mr. [______________________] (the “Granting Person”), and stated that by means of this instrument and acting on behalf of the Company, in compliance with the condition set forth in the Consent Solicitation issued by Vitro, S.A.B. de C.V. (“Vitro”) on [ ] (the “Consent Solicitation”) and as a manner to fulfill obligations of the Company arising from the granting of its consent in the terms of the Consent Solicitation, confers and grants in favor of Mr. or Messrs. [_______________________] an irrevocable power of attorney for lawsuits and collections, to be exercised jointly or individually, which shall be general regarding the actions authorized, yet limited as to its purpose and as broad as may be required by law, pursuant to Article 2554 of the Federal Civil Code and the related provisions in the civil codes for the federal entities of the Mexican Republic, for the attorneys-in-fact to act on behalf of the Company before any private individual and/or any judicial, administrative or any other authority within the United Mexican States (“Mexico”), regarding any and all acts related to the restructuring of the debt of Vitro and/or any of the direct or indirect subsidiaries of Vitro, including without limitation Vitro Envases Norteamérica, S.A. de C.V., Compañía Vidriera, S.A. de C.V., Vidriera Monterrey, S.A. de C.V., Vidriera Querétaro, S.A. de C.V., Vidriera Los Reyes, S.A. de C.V., Vidriera Toluca, S.A. de C.V., FIC Regiomontano, S.A.P.I. de C.V., Viméxico, S.A. de C.V., Vitro Vidrio y Cristal, S.A. de C.V. y Vitro Automotriz, S.A. de C.V. (hereinafter, collectively the “Subsidiaries of Vitro” and, individually each of them, a “Subsidiary of Vitro”), and any claim or petition or procedure of concurso mercantil, either voluntary or involuntary, prepackaged or without previous plan or agreement of Vitro and/or any Subsidiary of Vitro:
Considering the foregoing, the attorneys-in- fact shall be empowered with all general powers including ley exige cláusula especial, que para dicha clase de apoderados establece la ley, incluyendo, en forma enunciativa y no limitativa, las siguientes:
(1) Para negociar y en su caso suscribir y/o celebrar con Vitro y/o con Vitro y uno o más de los acreedores de dicha empresa y/o con cualquier Subsidiaria de Vitro y uno o más de los acreedores de la misma, un plan de reestructura previo o de cualquier tipo y/o un convenio de reestructura y/o un convenio judicial y/o un convenio concursal y/o cualesquier otro documento en virtud del cual acuerden términos y condiciones para una reestructura de los pasivos de Vitro y/o de cualquier Subsidiaria de Vitro, ya sea en términos de lo dispuesto en la Ley de Concursos Mercantiles o en cualquier otra ley aplicable y vigente en México;
(2) Para suscribir en forma conjunta con Vitro y/o con cualquier Subsidiaria de Vitro, en caso de que ello resulte necesario, una solicitud de declaración de concurso mercantil de Vitro y/o de cualquier Subsidiaria de Vitro;
(3) Para transigir;
(4) Para desistirse de toda clase de demandas, incluida la de amparo;
(5) Para articular y absolver posiciones;
(6) Para acudir ante notario público Mexicano de su elección para protocolizar este instrumento público, en caso de que lo estime conveniente o en caso de que ello resulte necesario para que el presente poder surta efectos con arreglo a la ley mexicana, así como para apostillar el presente documento y/o realizar cualquier otro acto que resulte o estime conveniente y/o necesario para que el mismo sea válido y eficaz conforme a las leyes aplicables;
[Otorgante]
____________________________
those for which the law requires the inclusion of a special clause, and including but not limited to the following:
(1) To negotiate and when applicable execute and/or enter into with Vitro and/or with Vitro and one or more of its creditors and/or with any Subsidiary of Vitro and one or more creditors of the same, a prepackaged or any other kind of restructuring plan and/or a restructuring agreement and/or a judicial agreement and/or a convenio concursal and/or any other document by means of which they shall agree on the terms and conditions of a restructuring of Vitro’s indebtedness and/or of any Subsidiary of Vitro, which will be carried out under the Concursos Mercantiles Act or any other applicable legal provision which is in full force and effect within Mexico;
(2) To execute together with Vitro and/or with any Subsidiary of Vitro, in the event necessary, a request for the declaration of concurso mercantil of Vitro and/or of any Subsidiary of Vitro;
(3) To negotiate and conclude transactions;
(4) To abandon any kind of lawsuits, including amparo;
(5) To appear before any court and take legal positions before the court;
(6) To appear before the Notary Public of its choice to notarize this public instrument for its delivery and execution according to Mexican Law, in case it is deemed convenient or necessary for this power of attorney to be effective under Mexican law, as well as to apostille this document and/or perform any other act that is or is deemed to be convenient and/or necessary for this document to be valid and enforceable in accordance with the applicable laws;
[Granting Person]
_______________________

Yo, ______________________ en mi carácter de Notario Público, en este acto:
DOY FE:
En este día ___ del mes de _______ de 2010, el Otorgante otorga este poder.
El suscrito Notario Público certifica:
a) Que el Otorgante, bajo protesta de decir verdad, manifestó que sus datos generales son los siguientes:
Nombre: [_________________]
Nacionalidad: [_____________]
Estado civil: [______________]
Edad: [______________]
Ocupación: [_____________]
Domicilio: [______________]
b) Que este instrumento se otorga en los idiomas inglés y español, manifestando el Otorgante que por este medio aprueba en nombre de la Sociedad la versión en español, la cual prevalecerá en caso de inconsistencia.
c) Que el Artículo 2554 (Dos Mil Quinientos Cincuenta y Cuatro) del Código Civil Federal de México, es del tenor literal siguiente:
“En todos los poderes generales para pleitos y cobranzas, bastará que se diga que se otorgan con todas las facultades generales que requieran cláusula especial conforme a la ley, para que se entiendan
The undersigned, ________________ in my capacity as Notary Public, hereby:
GIVE FULL FAITH AND CREDIT THAT:
On this ____ day of ______________, 2010, the “Granting Person did grant the foregoing power of attorney.
The undersigned Notary Public certifies that:
a) The Granting Person under oath stated that his personal information or data is as follows:
Name: [__________________]
Nationality: [_______________]
Marital or Civil Status: [_______________]
Age: [______________]
Occupation: [___________________]
Domicile or Address: [________________]
b) That this instrument is executed in both the English and Spanish languages, and the Granting Person states that he expressly approves the Spanish version on behalf of the Company, which shall prevail in case of inconsistency.
c) That Article 2554 (two thousand five hundred and fifty four) of the Federal Civil Code of Mexico, reads as follows:
“In all general powers of attorney for lawsuits and collections in which it is stated that they are granted with all the general and special powers that require the inclusion of a special clause pursuant to the law, it conferidos sin limitación alguna.
En los poderes generales para administrar bienes, bastará expresar que se dan con ese carácter para que el apoderado tenga toda clase de facultades administrativas.
En los poderes generales para ejercer actos de dominio, bastará que se den con ese carácter para que el apoderado tenga todas las facultades de propietario, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.
Cuando se quisieren limitar las facultades de los apoderados en cualquiera de los tres casos antes mencionados, se consignarán las limitaciones, o los poderes serán especiales. Los notarios insertarán este artículo en los testimonios notariales de los poderes que otorguen”.
d) Que leí el presente documento al otorgante y le expliqué su valor y fuerza legal, y una vez que el otorgante manifestó su conformidad con el contenido del presente documento, lo ratificó y firmó ante mi en esta fecha.
El anterior instrumento que consta de ___ páginas fue firmado y ratificado ante mí por el Otorgante, en este día ___ de ____ de 2010.
Doy fe.
_____________________
Notario Público
will be understood that they are granted without limitation.
In general powers of attorney to administer assets, it shall be sufficient to state that they are granted for such purpose in order for the attorney-in-fact to have broad administrative powers.
In general powers of attorney to take actions relating to ownership, it shall be sufficient to state that they are granted for such purpose in order for the attorney-in-fact to have all the powers of the owner, both with respect to the assets and to take any actions to defend such assets.
If limitations are to be imposed on powers granted according to the three preceding paragraphs, such limitations shall be clearly expressed or the power of attorney shall be a special power. All Notary Publics shall transcribe this Article on the instrument containing the power of attorney granted before them”.
d) That I read this instrument to the Signatory acting on behalf of the Company, explaining its legal force and effect, and once the Signatory stated his agreement with the contents of this document, he ratified it and signed it on behalf of the Company before me on this date.
This instrument given in ______ pages was signed and ratified before me by the Granting Person on this ___ day of __________________, 2010.
I hereby certify.
_____________________________
Notary Public:

SCHEDULE II
Hoja de firma del Convenio de Reestructura de Vitro.
Crédito:
Notas 2012:
Número de notas: [                    ]
Valor nominal: [                        ]
Notas 2013
Número de notas: [                    ]
Valor nominal: [                        ]
Notas 2017
Número de notas: [                    ]
Valor nominal: [                        ]
Cebures Vitro 03
Número de certificados: [                    ]
Valor nominal: [                    ]
Cebures Vitro 08
Número de certificados: [                    ]
Valor nominal: [                    ]
Otros créditos:
Identificación: [                              ]
[El consentimiento que se otorga a través de esta firma es por el monto que resulte reconocido en la Sentencia de Reconocimiento de Créditos a favor del Acreedor cuyo nombre se indica a continuación.]

[NOMBRE DEL ACREEDOR]

Representado por:________________________
Nombre: Título: Fecha:

[This is the English translation of the signature page. Please sign the Spanish version of the signature page on the preceding page.]
Signature page of the Vitro Restructuring Agreement.
Credit:
2012 Notes
Note Number: [                    ]
Nominal Value: [                 ]
2013 Notes
Note Number: [                    ]
Nominal Value: [                 ]
2017 Notes
Note Number: [                    ]
Nominal Value: [                 ]
Cebures Vitro 03
Certificate Number: [              ]
Nominal Value: [                    ]
Cebures Vitro 08
Certificate Number: [              ]
Nominal Value: [                     ]
Other credits:
Identification: [                              ]
[Consent granted hereby corresponds to the amount which is acknowledged by means of the Debt Acknowledgment Judgment in favor of the Creditor’s name which is indicated below.]

[CREDITOR NAME]

Represented by:________________________
Name: Title: Date:

Any questions or requests for assistance or for additional copies of the Statement, this Letter of Transmittal, or related documents may be directed to the Depositary at its telephone numbers set forth below.
The Depositary for the Tender Offer is:
D.F. King & Co., Inc.
By Registered or Certified Mail,
by Hand or by Overnight Courier
48 Wall Street - 22nd Floor
New York, New York 10005
By Facsimile (for Eligible Institutions only): (212) 809-8838
Attn: Elton Bagley
For Confirmation: (212) 493-6996
Banks and Brokers call: (212) 269-5550
All others call toll free: (800) 431-9633
The Exchange Agent for the Exchange Offer and Consent Solicitation is:
D.F. King & Co., Inc.
By Registered or Certified Mail,
by Hand or by Overnight Courier
48 Wall Street - 22nd Floor
New York, New York 10005
By Facsimile (for Eligible Institutions only): (212) 809-8838
Attn: Elton Bagley
For Confirmation: (212) 493-6996
Any questions or requests for assistance or for additional copies of the Statement, this Letter of Transmittal, or related documents may be directed to the Information Agent at its telephone numbers set forth below.
The Information Agent for the Exchange Offer and Consent Solicitation is:
D.F. King & Co., Inc.
48 Wall Street - 22nd Floor
New York, New York 10005
Banks and Brokers call: (212) 269-5550
All others call toll free: (800) 431-9633
vitro@dfking.com